UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 31, 2006

Inverness Medical Innovations, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-16789	04-3565120
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (781) 647-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date March 31, 2006, in order to provide the financial statements and pro forma financial information required by Item 9.01 of the Form 8-K, relating to the consummation of the Company’s acquisition of the assets of ACON Laboratories’ business of researching, developing, manufacturing, marketing and selling lateral flow immunoassay and directly-related products in the United States, Canada, Europe (excluding Russia, the former Soviet Republics that are not part of the European Union, Spain, Portugal and Turkey), Israel, Australia, Japan and New Zealand (the “Product Line”) on March 31, 2006.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

a)             FINANCIAL STATEMENTS OF BUSINESS TO BE ACQUIRED

The audited statements of net assets sold of the Lateral Flow Product Line of ACON Laboratories, Inc. and affiliates as of December 31, 2005 and 2004, and the related statements of revenue and direct expenses for the years ended December 31, 2005 and 2004, are contained in Exhibit 99.1 attached hereto and are incorporated herein by reference.

The above described financial statements constitute less than a full set of financial statements. The Product Line is neither a legal entity nor has it historically been operated as a separate business and, except for the above described financial statements, no separate financial statements for the Product Line have been historically prepared or audited. The assets and liabilities associated with the Product Line were components of a significantly larger business and, as a result, separate statements of operations and separate asset and liability accounts for the Product Line were not historically maintained. Because separate statements of operations and separate asset and liability accounts were not historically maintained, it is impracticable to prepare a full carve-out balance sheet for the Product Line and, alternatively, a statement of net assets sold has instead been presented. The statements of revenue and direct expenses for the periods indicated above reflect all costs directly involved with the revenue producing activities of the Product Line and exclude only costs not directly associated or objectively allocable, such as corporate overhead, interest and taxes.

b)            PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2005, and the three-month period ended March 31, 2006, all giving pro forma effect to the Company’s acquisition of the Product Line, are contained in Exhibit 99.3 attached hereto and are incorporated herein by reference.

The assets and liabilities of the Product Line as of March 31, 2006 are included in the Company’s consolidated balance sheet dated March 31, 2006, as filed in the Company’s quarterly report on Form 10-Q for the period ended March 31, 2006.

c)             EXHIBITS

The following exhibits are filed with this document.

Exhibit Number	Description
2.1

Acquisition Agreement, dated February 24, 2006, by and among Inverness Medical Innovations, Inc., ACON Laboratories, Inc., AZURE Institute, Inc., LBI, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd. and Karsson Overseas Ltd. (filed on February 24, 2005 as Exhibit 99.1 to Current Report on Form 8-K and incorporated by reference).

*10.1

Investor Rights Agreement, dated March 31, 2006, by and among Inverness Medical Innovations, Inc., Ron Zwanziger, ACON Laboratories, Inc., AZURE Institute, Inc., LBI, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd., Karsson Overseas Ltd., Manfield Top Worldwide Ltd., Overseas Square Ltd., Jixun Lin and Feng Lin.

*10.2

Second Territory Letter Agreement, dated March 31, 2006, by and among Inverness Medical Innovations, Inc., ACON Laboratories, Inc., AZURE Institute, Inc., LBI, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd., Karsson Overseas Ltd., Jixun Lin and Feng Lin.

*10.3

Fifth Amendment and Consent to Third Amended and Restated Credit Agreement, dated as of March 31, 2006, to the Third Amended and Restated Credit Agreement, dated as of June 30, 2005 (as amended, supplemented or otherwise modified from time to time), by and among General Electric Capital Corporation, as Agent, Inverness Medical Innovations, Inc., Wampole Laboratories, LLC and Inverness Medical (UK) Holdings Limited, as Borrowers, the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent, co-syndication agent and lender, UBS Securities LLC, as co-syndication agent, and the Lenders signatory thereto from time to time.

**23.1	Consent of BDO Seidman LLP

**99.1

Audited statements of net assets sold of the Lateral Flow Product Line of ACON Laboratories, Inc. and Affiliates as of December 31, 2005 and 2004, and the related statements of revenue and direct expenses for the years ended December 31, 2005 and 2004.

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2005, and the three-month period ended March 31, 2006.

*        Previously filed

**      Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.

	BY:	/s/ CHRISTOPHER J. LINDOP
Christopher J. Lindop
Chief Financial Officer

Dated: May 23, 2006

EXHIBIT INDEX

Exhibit Number	Description
2.1

Acquisition Agreement, dated February 24, 2006, by and among Inverness Medical Innovations, Inc., ACON Laboratories, Inc., AZURE Institute, Inc., LBI, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd. and Karsson Overseas Ltd. (filed on February 24, 2005 as Exhibit 99.1 to Current Report on Form 8-K and incorporated by reference).

*10.1

Investor Rights Agreement, dated March 31, 2006, by and among Inverness Medical Innovations, Inc., Ron Zwanziger, ACON Laboratories, Inc., AZURE Institute, Inc., LBI, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd., Karsson Overseas Ltd., Manfield Top Worldwide Ltd., Overseas Square Ltd., Jixun Lin and Feng Lin.

*10.2

Second Territory Letter Agreement, dated March 31, 2006, by and among Inverness Medical Innovations, Inc., ACON Laboratories, Inc., AZURE Institute, Inc., LBI, Inc., Oakville Hong Kong Co., Ltd., ACON Biotech (Hangzhou) Co., Ltd., Karsson Overseas Ltd., Jixun Lin and Feng Lin.

*10.3

Fifth Amendment and Consent to Third Amended and Restated Credit Agreement, dated as of March 31, 2006, to the Third Amended and Restated Credit Agreement, dated as of June 30, 2005 (as amended, supplemented or otherwise modified from time to time), by and among General Electric Capital Corporation, as Agent, Inverness Medical Innovations, Inc., Wampole Laboratories, LLC and Inverness Medical (UK) Holdings Limited, as Borrowers, the other Credit Parties signatory thereto, Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc., as documentation agent, co-syndication agent and lender, UBS Securities LLC, as co-syndication agent, and the Lenders signatory thereto from time to time.

**23.1	Consent of BDO Seidman LLP

**99.1

Audited statements of net assets sold of the Lateral Flow Product Line of ACON Laboratories, Inc. and Affiliates as of December 31, 2005 and 2004, and the related statements of revenue and direct expenses for the years ended December 31, 2005 and 2004.

**99.2	Unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2005, and the three-month period ended March 31, 2006

*    Previously filed

**  Filed herewith